Exhibit 99.1
P.F. Chang’s China Bistro, Inc.
P.F. CHANG’S REPORTS FIRST QUARTER 2011 RESULTS
SCOTTSDALE, ARIZONA, April 27, 2011 — P.F. Chang’s China Bistro, Inc. (NASDAQ: PFCB) today reported financial results for the first quarter ended April 3, 2011.

(000 except per share data)	Q1 2011	Q1 2010	% Change
Total revenues	$317,369	$310,371	2.3%
Net income	$10,596	$8,691	21.9%
Diluted net income per share	$0.46	$0.38	21.1%
Weighted average shares — diluted	22,901	23,104	-0.9%
Highlights for the first quarter of 2011 compared to the prior year quarter include:
•	Consolidated revenues increased 2.3% to $317.4 million.

•	Comparable store sales increased 0.5% at the Bistro and declined 0.2% at Pei Wei.

•	Net income increased 21.9% to $10.6 million.

•	Net income per diluted share increased 21.1% to $0.46.

•	Pei Wei temporary store closures impacted first quarter 2011 net income per diluted share by approximately $0.04.
First quarter 2011 comparable store sales

	January	February	March	Total Q1
Bistro	0.6%	1.5%	-0.6%	0.5%
Pei Wei	0.4%	1.7%	-2.7%	-0.2%
At both concepts, same stores sales in the first quarter of 2011 included the benefit of a two to three percent menu price increase partially offset by unfavorable shifts in product mix/traffic.
Global Brand Development revenues
Global Brand Development revenues totaled $1.1 million for the first quarter of 2011. Restaurant licensing revenues totaled $0.7 million related to fees from ten international Bistro restaurants, which operate under licensing agreements, as well as two Bistro restaurants operated in Hawaii under a joint venture arrangement. Retail licensing revenues totaled $0.4 million related to a line of premium frozen food entrées, which operates under a licensing agreement.
Pei Wei temporary restaurant closures
During March 2011, eight Pei Wei restaurants in Arizona were temporarily closed subsequent to an employment-related identity theft investigation conducted by local authorities. These store closures resulted in approximately 29 lost sales weeks during March 2011, which equated to approximately $1.1 million in lost sales. Excluding Arizona March sales, Pei Wei same store sales were +0.5% for March 2011 and +0.8% for the first quarter of 2011.
As a result of this investigation and the store closures, Pei Wei lost a number of employees and therefore experienced higher labor and other costs during the first quarter of 2011 related to hiring and training new employees. The overall estimated impact of the restaurant closures on first quarter 2011 diluted earnings per share was approximately $0.04.

Quarterly dividend
The Company’s Board of Directors authorized a cash dividend payment of $0.21 per share on the Company’s outstanding common stock. The dividend is payable on May 23, 2011 to shareholders of record at the close of business on May 9, 2011. The amount of the cash dividend was computed based on 45% of the Company’s net income for the quarter ended April 3, 2011.
2011 expectations
The Company continues to anticipate that fiscal 2011 consolidated revenues will increase approximately three to four percent compared to fiscal 2010. Despite the impact of the temporary store closures in Arizona, the Company continues to expect consolidated diluted earnings per share to range from $2.15 to $2.20 for fiscal 2011.
The Company slightly reduced its 2011 development schedule and now expects to open two new Bistro restaurants and five new Pei Wei restaurants. In addition, the Company continues to expect its international partners to collectively open seven to ten Bistro restaurants in international markets during fiscal 2011.
Additionally, through a licensing agreement with HMS Host, the Company expects to open its first two Pei Wei TakeAway locations in John Wayne Orange County Airport and Minneapolis — St. Paul Airport late this year.
The Company plans to repurchase approximately $60 million in common shares under its current authorization during fiscal 2011.
Definitions
The following definitions apply to these terms as used throughout this release:
•	Net income refers to net income attributable to PFCB common stockholders.

•
Comparable store sales changes include company-operated restaurants and represent the change in period-over-period sales for the comparable restaurant base. A restaurant becomes comparable in its eighteenth month of operation.

Conference call information
The Company is hosting a conference call today at 1:00 pm ET during which management will provide further details on the first quarter results. A webcast of the call can be accessed through the company’s website at www.pfcb.com.
About the Company
P.F. Chang’s China Bistro, Inc. owns and operates two restaurant concepts in the Asian niche. P.F. Chang’s China Bistro features a blend of high-quality, Chinese-inspired cuisine and American hospitality in a sophisticated, contemporary bistro setting. Pei Wei Asian Diner offers a modest menu of freshly prepared pan-Asian cuisine in a relaxed, warm environment offering attentive counter service and take-out flexibility. In addition, the Company has extended the P.F. Chang’s brand to international markets and retail products both of which are operated under licensing agreements.
Note with respect to non-GAAP financial measures contained within Supplemental Financial Information
In addition to using GAAP results in evaluating the Company’s business, management measures restaurant operating income to assess the performance of its existing restaurant concepts. Restaurant operating income includes all ongoing costs related to operating the Company’s restaurants but excludes preopening expenses and partner investment expense. Because preopening and partner investment expenses are associated with expansion of the Company’s business and vary in timing and magnitude, they make an accurate assessment of the health of ongoing operations more difficult and are therefore excluded. Additionally, general and administrative expenses are generally not specifically identifiable to individual business units and are only included in the Company’s consolidated financial presentation as these costs relate to support of both restaurant concepts and the extension of the Company’s brands into international markets and retail products. As the Company’s expansion is funded entirely from its ongoing restaurant operations, restaurant operating income is a consideration of management when determining whether and when to open additional restaurants. The non-GAAP financial information presented herein should be considered in addition to, not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Please see the non-GAAP to GAAP reconciliation at the bottom of pages 5 through 7 of this press release for a reconciliation of restaurant operating income to the most directly comparable GAAP measure, income from operations.
Note with respect to forward looking statements
The statements contained in this press release that are not purely historical, including the Company’s 2011 expectations are forward-looking statements. The accuracy of these forward-looking statements may be affected by certain risks and uncertainties, including, but not limited to, failure of the Company’s existing or new restaurants to achieve expected results; damage to our brands or reputation; development is critical to the Company’s long-term success; changes in general economic conditions and dependence on sales concentrated in certain geographic areas; intense competition in the restaurant industry; changes in government legislation that may increase labor costs; litigation; adverse public or medical opinions about the health effects of consuming our products; failure to comply with governmental regulations; changes in food costs; the inability to retain key personnel; federal and state tax rules could negatively impact results of operations and financial position; fluctuating insurance requirements and costs; seasonality of the Company’s business; adverse impact if information technology and computer systems do not perform properly. More detailed information about the Company and the risk factors that may affect the realization of any forward-looking statements is set forth in the Company’s filings with the SEC, including its Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement and the Company undertakes no obligation to revise or update this press release to reflect events or circumstances after the date hereof. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.
Contacts:

Investor:	Allison Schulder	(480) 888-3000	allison.schulder@pfcb.com

Media:	Rachel Gillman Dig Communications	(312) 577-1759	rgillman@digcommunications.com

P.F. Chang’s China Bistro, Inc.
Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	13 Weeks Ended
	April 3,	April 4,
	2011	2010
Revenues:
Restaurant sales	$316,304	$310,242
Restaurant licensing	684	129
Retail licensing	381	—

Total revenues	317,369	310,371

Costs and expenses:
Cost of sales	83,322	84,013
Labor	106,464	104,475
Operating	53,807	52,753
Occupancy	18,425	17,838
General and administrative	20,280	19,053
Depreciation and amortization	19,698	19,001
Preopening expense	398	133
Partner investment expense	(126)	11

Total costs and expenses	302,268	297,277

Income from operations	15,101	13,094
Interest and other income (expense), net	204	(415)

Income from continuing operations before taxes	15,305	12,679
Provision for income taxes	(4,555)	(3,788)

Income from continuing operations, net of tax	10,750	8,891
Income from discontinued operations, net of tax	3	6

Net income	10,753	8,897
Less net income attributable to noncontrolling interests	157	206

Net income attributable to PFCB	$10,596	$8,691

Basic income per share:
Income from continuing operations attributable to PFCB common stockholders	$0.47	$0.38
Income from discontinued operations, net of tax, attributable to PFCB common stockholders	0.00	0.00

Net income attributable to PFCB common stockholders	$0.47	$0.38

Diluted income per share:
Income from continuing operations attributable to PFCB common stockholders	$0.46	$0.38

Income from discontinued operations, net of tax, attributable to PFCB common stockholders	0.00	0.00

Net income attributable to PFCB common stockholders	$0.46	$0.38

Weighted average shares used in computation:
Basic	22,523	22,631

Diluted	22,901	23,104

Cash dividends declared per share	$0.21	$0.17

Amounts attributable to PFCB:
Income from continuing operations, net of tax	$10,593	$8,685
Income from discontinued operations, net of tax	3	6

Net income attributable to PFCB	$10,596	$8,691

P.F. Chang’s China Bistro, Inc.
Supplemental Financial Information

	2009 (3)	1Q10	2Q10	3Q10	4Q10	2010	1Q11

Units	363	364	366	368	369	369	372
Sales weeks	18,756	4,731	4,736	4,770	4,791	19,028	4,819
AWS	65,482	65,604	66,055	64,656	64,951	65,314	65,858

Revenues (1)
Restaurant sales	1,228,045	310,242	311,502	307,499	310,260	1,239,503	316,304
Restaurant licensing	134	129	1,108	394	474	2,105	684
Retail licensing	—	—	228	517	446	1,191	381
Total revenues	1,228,179	310,371	312,838	308,410	311,180	1,242,799	317,369

Operating costs
Cost of sales	326,421	84,013	81,717	78,380	80,621	324,731	83,322
Labor	401,583	104,475	102,295	101,620	101,610	410,000	106,464
Operating	203,859	52,753	51,597	52,058	51,886	208,294	53,807
Occupancy	70,635	17,838	18,609	18,504	18,756	73,707	18,425
Net income attributable to noncontrolling interests	1,408	206	241	172	165	784	157
Depreciation & amortization	74,429	19,001	19,335	19,318	19,832	77,486	19,698
Restaurant operating income	149,844	32,085	39,044	38,358	38,310	147,797	35,496

Development costs
Preopening expenses	3,919	133	832	572	439	1,976	398
Partner investment expense	(629)	11	(135)	(147)	(47)	(318)	(126)

Other expenses
General and administrative (2)	82,749	19,053	19,765	23,226	19,839	81,883	20,280
Interest and other (income) expense, net	1,637	415	665	(175)	(333)	572	(204)
Provision for income taxes	18,492	3,788	5,144	4,417	3,773	17,122	4,555
Income from continuing operations	43,676	8,685	12,773	10,465	14,639	46,562	10,593
Income (loss) from discontinued operations, net of tax	(479)	6	—	—	40	46	3
Net income attributable to PFCB	43,197	8,691	12,773	10,465	14,679	46,608	10,596

Income from continuing operations per FDS	$1.87	$0.38	$0.55	$0.45	$0.64	$2.01	$0.46

Fully diluted shares (FDS)	23,413	23,104	23,277	23,070	23,011	23,115	22,901

Revenues	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of sales	26.6%	27.1%	26.1%	25.4%	25.9%	26.1%	26.3%
Labor	32.7%	33.7%	32.7%	32.9%	32.7%	33.0%	33.5%
Operating	16.6%	17.0%	16.5%	16.9%	16.7%	16.8%	17.0%
Occupancy	5.8%	5.7%	5.9%	6.0%	6.0%	5.9%	5.8%
Net income attributable to noncontrolling interests	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.0%
Depreciation & amortization	6.1%	6.1%	6.2%	6.3%	6.4%	6.2%	6.2%

Restaurant operating income	12.2%	10.3%	12.5%	12.4%	12.3%	11.9%	11.2%

Preopening expenses	0.3%	0.0%	0.3%	0.2%	0.1%	0.2%	0.1%
Partner investment expense	(0.1%)	0.0%	(0.0%)	(0.0%)	(0.0%)	(0.0%)	0.0%
General and administrative (2)	6.7%	6.1%	6.3%	7.5%	6.4%	6.6%	6.4%

Interest and other (income) expense, net	0.1%	0.1%	0.2%	(0.1%)	(0.1%)	0.0%	(0.1%)
Provision for income taxes	1.5%	1.2%	1.6%	1.4%	1.2%	1.4%	1.4%

Income from continuing operations	3.6%	2.8%	4.1%	3.4%	4.7%	3.7%	3.3%

Income (loss) from discontinued operations, net of tax	(0.0%)	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Net income attributable to PFCB	3.5%	2.8%	4.1%	3.4%	4.7%	3.8%	3.3%

Reconciliation of Non-GAAP Financial Information to GAAP measures:
Restaurant operating income	149,844	32,085	39,044	38,358	38,310	147,797	35,496
Add: Net income attributable to noncontrolling interests	1,408	206	241	172	165	784	157
Less: General and administrative (2)	(82,749)	(19,053)	(19,765)	(23,226)	(19,839)	(81,883)	(20,280)
Less: Preopening expenses	(3,919)	(133)	(832)	(572)	(439)	(1,976)	(398)
Less: Partner investment expense	629	(11)	135	147	47	318	126

Income from operations	65,213	13,094	18,823	14,879	18,244	65,040	15,101

Note: Consolidated results include the impact of Shared Services and Other as well as the Bistro and Pei Wei concepts

(1)	Consolidated revenues include revenues related to the Bistro and Pei Wei concepts as well as Global Brand Development initiatives

(2)	Consolidated general and administrative expenses includes the costs of supporting the Company, including all concepts as well as Global Brand Development initiatives

(3)	2009 results were comprised of a 53 week operating year

Concept: P.F. Chang’s China Bistro
Supplemental Financial Information

	2009	1Q10	2Q10	3Q10	4Q10	2010	1Q11

Units	197	197	199	200	201	201	201
Sales weeks	10,150	2,561	2,565	2,593	2,607	10,326	2,613
AWS	91,161	90,077	90,964	89,202	89,726	89,989	90,181
Total revenues	925,321	230,767	233,365	231,309	233,931	929,372	235,782

Operating costs
Cost of sales	244,816	62,711	60,914	58,135	60,008	241,768	61,333
Labor	300,775	78,192	76,769	76,533	76,667	308,161	79,792
Operating	150,883	38,546	38,183	38,554	37,804	153,087	38,783
Occupancy	50,186	12,640	13,254	13,242	13,368	52,504	13,074
Net income attributable to noncontrolling interests	538	71	93	62	70	296	79
Depreciation & amortization	54,521	13,854	14,043	14,018	14,519	56,434	14,384
Restaurant operating income	123,602	24,753	30,109	30,765	31,495	117,122	28,337

Total revenues	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of sales	26.5%	27.2%	26.1%	25.1%	25.7%	26.0%	26.0%
Labor	32.5%	33.9%	32.9%	33.1%	32.8%	33.2%	33.8%
Operating	16.3%	16.7%	16.4%	16.7%	16.2%	16.5%	16.4%
Occupancy	5.4%	5.5%	5.7%	5.7%	5.7%	5.6%	5.5%
Net income attributable to noncontrolling interests	0.1%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Depreciation & amortization	5.9%	6.0%	6.0%	6.1%	6.2%	6.1%	6.1%

Restaurant operating income	13.4%	10.7%	12.9%	13.3%	13.5%	12.6%	12.0%

Reconciliation of Non-GAAP Financial Information to GAAP measures:
Restaurant operating income	123,602	24,753	30,109	30,765	31,495	117,122	28,337
Add: Net income attributable to noncontrolling interests	538	71	93	62	70	296	79
Less: Preopening expenses	(2,835)	(26)	(765)	(411)	(265)	(1,467)	2
Less: Partner investment expense	236	—	—	—	—	—	—

Income from operations	121,541	24,798	29,437	30,416	31,300	115,951	28,418

Note: General and administrative expenses are reflected in the Company’s consolidated results

Concept: Pei Wei Asian Diner (A)
Supplemental Financial Information

	2009	1Q10	2Q10	3Q10	4Q10	2010	1Q11

Units	166	167	167	168	168	168	171
Sales weeks	8,606	2,170	2,171	2,177	2,184	8,702	2,206
AWS	35,171	36,597	35,991	34,998	34,950	35,632	36,501
Total revenues	302,724	79,475	78,137	76,190	76,329	310,131	80,522

Operating costs
Cost of sales	81,605	21,302	20,803	20,245	20,613	82,963	21,989
Labor	100,808	26,283	25,526	25,087	24,943	101,839	26,672
Operating	52,976	14,207	13,414	13,504	14,082	55,207	15,024
Occupancy	20,449	5,198	5,355	5,262	5,388	21,203	5,351
Net income attributable to noncontrolling interests	870	135	148	110	95	488	78
Depreciation & amortization	18,103	4,647	4,762	4,772	4,761	18,942	4,767
Restaurant operating income	27,913	7,703	8,129	7,210	6,447	29,489	6,641

Total revenues	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of sales	27.0%	26.8%	26.6%	26.6%	27.0%	26.8%	27.3%
Labor	33.3%	33.1%	32.7%	32.9%	32.7%	32.8%	33.1%
Operating	17.5%	17.9%	17.2%	17.7%	18.4%	17.8%	18.7%
Occupancy	6.8%	6.5%	6.9%	6.9%	7.1%	6.8%	6.6%
Net income attributable to noncontrolling interests	0.3%	0.2%	0.2%	0.1%	0.1%	0.2%	0.1%
Depreciation & amortization	6.0%	5.8%	6.1%	6.3%	6.2%	6.1%	5.9%

Restaurant operating income	9.2%	9.7%	10.4%	9.5%	8.4%	9.5%	8.2%

Reconciliation of Non-GAAP Financial Information to GAAP measures:
Restaurant operating income	27,913	7,703	8,129	7,210	6,447	29,489	6,641
Add: Net income attributable to noncontrolling interests	870	135	148	110	95	488	78
Less: Preopening expenses	(1,084)	(107)	(67)	(161)	(174)	(509)	(400)
Less: Partner investment expense	393	(11)	135	147	47	318	126

Income from operations	28,092	7,720	8,345	7,306	6,415	29,786	6,445

Note: General and administrative expenses are reflected in the Company’s consolidated results

(A)	All current and historical operating results related to closed Pei Wei restaurants are reflected within discontinued operations for all periods presented

P.F. Chang’s China Bistro
Supplemental Sales Information (Company Owned)

Year of Unit Opening (1)
	Pre-2003	2003	2004	2005	2006	2007	2008	2009	2010	2011	Total
Units	78	18	18	18	20	20	17	8	4	—	201

Sales (000)
1Q11	101,661	22,626	18,627	18,865	21,852	22,395	17,146	8,169	4,302	—	235,643

Average Weekly Sales (AWS)
1Q11	100,257	96,694	79,602	80,618	84,045	86,133	77,586	78,551	82,724	—	90,181

Year-Over-Year Change Comparable Store Sales (2)
Units	78	18	18	18	20	20	17	7	—	—	196
1Q11	0.8%	0.4%	2.5%	0.1%	0.6%	-0.7%	1.1%	-7.3%	—	—	0.5%

(1)	Includes all restaurants opened in the period indicated.

(2)	A unit becomes comparable in the eighteenth month of operation.

Pei Wei Asian Diner
Supplemental Sales Information

Year of Unit Opening (1)
	Pre-2003	2003	2004	2005	2006	2007	2008	2009	2010	2011	Total

Units	16	17	19	23	27	32	25	7	2	3	171

Sales (000)
1Q11	7,956	8,638	10,048	11,243	13,240	14,022	10,515	3,035	892	933	80,522

Average Weekly Sales (AWS)
1Q11	38,247	39,085	40,678	37,603	37,721	33,707	32,353	33,350	34,323	42,421	36,501

Year-Over-Year Change Comparable Store Sales (2)
Units	16	17	19	23	27	32	25	7	—	—	166
1Q11	-4.2%	-1.5%	0.3%	0.8%	0.5%	0.5%	1.1%	-0.7%	—	—	-0.2%

(1)	Includes all restaurants opened in the period indicated.

(2)	A unit becomes comparable in the eighteenth month of operation.